ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment Agreement"), dated as of March 1, 2005, is by and between BANK OF AMERICA, NATIONAL ASSOCIATION (USA), a national banking association ("BANA (USA)"), and FLEET BANK (RI), NATIONAL ASSOCIATION, a national banking association ("Fleet (RI)").

All capitalized terms used herein and not defined herein have the meaning assigned thereto in the applicable Agreement (as defined in the Preliminary Statements).

PRELIMINARY STATEMENTS

WHEREAS, pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, as amended and restated on January 1, 2002 (as amended, restated, supplemented or modified on or prior to the date hereof, the "Pooling and Servicing Agreement"), among Fleet (RI), as servicer (in such capacity, the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor, and Deutsche Bank Trust Company Americas (successor to Bankers Trust Company), as trustee (the "Trustee"), the Fleet Credit Card Master Trust II (the "Trust") was created and the Certificates delivered;

WHEREAS, each Series of Certificates was issued pursuant to a Supplement to the Pooling and Servicing Agreement, and all of such Supplements which remain in effect as of the date hereof are listed on Schedule I to this Assignment Agreement (collectively, the "Supplements");

WHEREAS, Fleet (RI) and FCCF are parties to the Receivables Purchase Agreement, dated as of January 1, 2002 (as amended on or prior to the date hereof, the "Receivables Purchase Agreement" and, together with the Pooling and Servicing Agreement, the "Agreements"), between Fleet (RI), as seller, and FCCF, as purchaser;

WHEREAS, Section 8.02 of the Pooling and Servicing Agreement permits the Servicer to merge with and into an entity if, among other conditions, such surviving entity is an Eligible Servicer (as defined in the Pooling and Servicing Agreement) and expressly assumes the performance of every covenant and obligation of the Servicer under the Pooling and Servicing Agreement and each of the Supplements;

WHEREAS, BANA (USA) is an Eligible Servicer;

WHEREAS, Section 9.05 of the Receivables Purchase Agreement permits Fleet (RI) to merge with and into an entity if, among other conditions, such surviving entity expressly assumes the performance of every covenant and obligation of Fleet (RI) under the Receivables Purchase Agreement;

WHEREAS, as of March 1, 2005, Fleet (RI) is merging with and into BANA (USA) (the "Merger");

WHEREAS, in connection with the Merger, Fleet (RI) and BANA (USA) have agreed that BANA (USA) will accept and assume the performance of every covenant and obligation of Fleet (RI) under the Agreements and each of the Supplements; and

WHEREAS, this Assignment Agreement is entered into in connection with the Merger as an agreement supplemental to (i) the Pooling and Servicing Agreement within the meaning of Section 8.02 of the Pooling and Servicing Agreement and (ii) the Receivables Purchase Agreement within the meaning of Section 9.05 of the Receivables Purchase Agreement.

NOW, THEREFORE, pursuant to the Agreements, and in consideration of these premises, the parties hereto agree that:

ARTICLE I

Assignment and Assumption of Fleet (RI)'s Rights and Obligations

Section 1.1 Assignment of Fleet (RI)'s Rights and Assumption of Fleet (RI)'s Obligations under the Pooling and Servicing Agreement.

(i) Assignment of Fleet (RI)'s Rights under the Pooling and Servicing Agreement. In connection with the Merger, and to confirm that the following transfers and assumptions are accomplished by the Merger, Fleet (RI) hereby assigns to BANA (USA) all of Fleet (RI)'s right, title and interest as Servicer under the Pooling and Servicing Agreement and each of the Supplements. Fleet (RI), the Trustee, and FCCF hereby affirm that BANA (USA) is the successor in interest to all of Fleet (RI)'s right, title and interest as Servicer under the Pooling and Servicing Agreement and each of the Supplements.

(ii) Assumption of Servicers Obligations. BANA (USA) hereby assumes and agrees to perform each and every covenant and obligation of Fleet (RI), as Servicer, under the Pooling and Servicing Agreement and each of the Supplements. The Trustee and FCCF hereby accept the assumption by BANA (USA) of the covenants and obligations of Fleet (RI), as Servicer, under the Pooling and Servicing Agreement and each of the Supplements.

(iii) Release of Fleet (RI). On and after the date of this Assignment Agreement, Fleet (RI) shall be released from all of its covenants and obligations as Servicer under the Pooling and Servicing Agreement and each of the Supplements, other than any such covenants or obligations arising prior to the date of this Assignment Agreement or those that expressly survive the Merger under the Pooling and Servicing Agreement and each of the Supplements. On and after the date of this Assignment Agreement, BANA (USA) shall be the Servicer under the Pooling and Servicing Agreement and each of the Supplements.

Section 1.2 Assignment of Fleet (RI)'s Rights and Assumption of Fleet (RI)'s Obligations under the Receivables Purchase Agreement.

(i) Assignment of Fleet (RI)'s Rights under the Receivables Purchase Agreement. In connection with the Merger, and to confirm that the following transfers and assumptions are accomplished by the Merger, Fleet (RI) hereby assigns to BANA (USA) all of Fleet (RI)'s right, title and interest under the Receivables Purchase Agreement. Fleet (RI), FCCF, and the Trustee hereby affirm that BANA (USA) is the successor in interest to all of Fleet (RI)'s right, title and interest under the Receivables Purchase Agreement.

(ii) Assumption of Fleet (RI)'s Obligations. BANA (USA) hereby assumes and agrees to perform each and every covenant and obligation of Fleet (RI) under the Receivables Purchase Agreement. FCCF hereby accepts and the Trustee hereby acknowledges the assumption by BANA (USA) of the covenants and obligations of Fleet (RI) under the Receivables Purchase Agreement.

(iii) Release of Fleet (RI). On and after the date of this Assignment Agreement, Fleet (RI) shall be released from all of its covenants and obligations under the Receivables Purchase Agreement, other than any such covenants or obligations arising prior to the date of this Assignment Agreement or those that expressly survive the replacement of Fleet (RI) under the Receivables Purchase Agreement. On and after the date of this Assignment Agreement, BANA (USA) shall replace Fleet (RI), as seller, under the Receivables Purchase Agreement.

(iv) Confirmation of Conveyances.

(a) BANA (USA) hereby confirms, affirms and ratifies the sale, transfer, assignment, set over and conveyance contained in the Receivables Purchase Agreement and, in accordance with the Receivables Purchase Agreement, BANA (USA) hereby sells, transfers, assigns, sets over and otherwise conveys to FCCF, without recourse, all right, title and interest of BANA (USA) in, to and under the Purchased Assets.

(b) BANA (USA) and FCCF intend that the conveyance of the Purchased Assets by BANA (USA) to FCCF in accordance with the Receivables Purchase Agreement constitute for all purposes, including for accounting purposes, an absolute sale and not a transfer as security. If the conveyance nevertheless is determined to be a transfer as security rather than an absolute sale, BANA (USA) hereby confirms, affirms and ratifies the grant of the security interest to FCCF contained in the Receivables Purchase Agreement and, in accordance with the Receivables Purchase Agreement, BANA (USA) hereby grants to FCCF a security interest in all right, title and interest of BANA (USA), whether now owned or hereafter acquired in, to and under the Purchased Assets to secure the obligations of BANA (USA) under the Receivables Purchase Agreement.

(c) To the extent that BANA (USA) retains any interest in the Purchased Assets, BANA (USA) hereby confirms, affirms and ratifies the grant of the security interest to the Trustee contained in the Receivables Purchase Agreement and, in accordance with the Receivables Purchase Agreement, BANA (USA) hereby grants to the Trustee a security interest in all right, title and interest of BANA (USA), whether now owned or hereafter acquired, in, to and under the Purchased Assets to secure the obligations of BANA (USA) under the Agreements.

ARTICLE II

Representations, Warranties and Covenants

Section 2.1 Representations and Warranties of Fleet (RI). Fleet (RI) hereby represents and warrants to BANA (USA), the Trustee, on behalf of the Trust, and FCCF that:

(i) Organization and Good Standing. BANA (USA) is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Assignment Agreement.

(ii) Due Qualification. Fleet (RI) is duly qualified to do business, is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals required to conduct business in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under the Agreements and each of the Supplements.

(iii) Due Authorization. The execution, delivery and performance of this Assignment Agreement by Fleet (RI) and the consummation by Fleet (RI) of the transactions provided for in this Assignment Agreement have been duly authorized by Fleet (RI) by all necessary action on the part of Fleet (RI).

(iv) No Violation. The execution and delivery of this Assignment Agreement by Fleet (RI), the performance by Fleet (RI) of the transactions contemplated by this Assignment Agreement and the fulfillment by Fleet (RI) of the terms of this Assignment Agreement will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirements of Law applicable to Fleet (RI) or any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Fleet (RI) is a party or by which it or any of its properties is bound.

(v) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Fleet (RI), threatened against Fleet (RI) before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of Fleet (RI), would materially and adversely affect the performance by Fleet (RI) of its obligations under this Assignment Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment Agreement or (v) seeking to affect adversely the Federal income tax attributes of the Trust.

(vi) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required to be obtained in connection with the execution and delivery by Fleet (RI) of this Assignment Agreement, the performance by Fleet (RI) of the transactions contemplated by this Assignment Agreement and the fulfillment by Fleet (RI) of the terms of this Assignment Agreement have been obtained.

(vii) Eligible Servicer. BANA (USA) is an Eligible Servicer

Section 2.3 Covenants of Fleet (RI) and BANA (USA). BANA (USA) agrees to comply with all of the covenants of Fleet (RI) as set forth in the Agreements and each of the Supplements, and from and after the date of this Assignment Agreement, BANA (USA) and Fleet (RI) covenant to execute and deliver to FCCF or to the Trustee such additional documents and instruments and to take such action, all without further consideration, as FCCF or the Trustee shall reasonably request to effectuate the assignment, assumption and release provided herein, including, but not limited to, the execution and filing of UCC financing statements.

ARTICLE III

Miscellaneous Provisions

Section 3.1 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 3.2 Ratification of Agreements. As amended and supplemented by this Assignment Agreement, the Agreements and each of the Supplements are in all respects ratified and confirmed, and each such agreement, as amended and supplemented by this Assignment Agreement, shall be read, taken and construed as one and the same instrument.

Section 3.3 Counterparts. This Assignment Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 3.4 Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.5 Amendments. This Assignment Agreement may not be amended, supplemented or otherwise modified, and the terms of this Assignment Agreement may not be waived, except by a written instrument signed by all parties hereto, and upon the satisfaction of the Rating Agency Condition.

Section 3.6 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile transmission to, sent by courier to or mailed by registered mail, return receipt requested, to (i) in the case of Fleet (RI), Mail Code: NC1-022-14-05, 201 N. Tryon Street, Charlotte, North Carolina 28255, Attention: President, telecopy number: (704) 388-8495, with a copy to Mail Code: NC1-002-29-01, 101 S. Tryon Street, Charlotte, North Carolina 28255, Attention: Associate General Counsel, telecopy number: (704) 386-8009, (ii) in the case of BANA (USA), 101 N. Tryon Street, 8th Floor, Charlotte, North Carolina 28255, Attention: Brian Sterling, telecopy number: (704) 386-9936, with a copy to Bank of America Corporation, 101 N. Tryon Street, 20th Floor, Charlotte, North Carolina 28255, Attention: David Rich, Assistant General Counsel, telecopy number: (704) 386-0181, (iii) in the case of the Trustee, 60 Wall Street, 26th Floor NYC60-2606, New York, New York, 10005, Attention: Corporate Trust, and (iv) in the case of FCCF, to Fleet Credit Card Funding Trust, 300 North Wakefield Drive, Suite DE EH 60002 P, Newark, Delaware 19702, or, as to each party, such other address as shall be designated by such party in a written notice to each other party.

Section 3.7 Successors and Assigns. The obligations of any party under this Assignment Agreement, including any obligations assumed pursuant to this Assignment Agreement, may not be assigned without the prior written consent of all parties hereto other than in accordance with the Agreements and each of the Supplements. This Assignment Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

IN WITNESS WHEREOF, the undersigned have caused this Assignment Agreement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

FLEET BANK (RI), NATIONAL ASSOCIATION By: /s/ Brian P. Sterling Name: Brian P. Sterling Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION (USA) By: /s/ Brian P. Sterling Name: Brian P. Sterling Title: Vice President

Acknowledged and Agreed to the 1st day of March, 2005:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By: /s/ Peter T. Becker

Name: Peter T. Becker

Title: Vice President

FLEET CREDIT CARD FUNDING TRUST

By: /s/ Jeffery A. Lipson

Name: Jeffrey A. Lipson

Title: Vice President

[Signature Page for Assignment Agreement]

Schedule I

List of All Outstanding Supplements to the Amended and Restated Pooling and Servicing

Agreement dated as of December 1, 1993,

as Amended and Restated on January 1, 2002, and further Amended as of April 1, 2002

Series 2000-C Supplement, dated as of August 25, 2000, among Fleet (RI), as servicer, FCCF (as successor to Fleet (RI)), as transferor, and the Trustee.

Series 2000-D Supplement, dated as of November 15, 2000, among Fleet (RI), as servicer, FCCF (as successor to Fleet (RI)), as transferor, and the Trustee.

Series 2001-A Supplement, dated as of February 23, 2001, among Fleet (RI), as servicer, FCCF (as successor to Fleet (RI)), as transferor, and the Trustee.

Series 2001-B Supplement, dated as of June 27, 2001, among Fleet (RI), as servicer, FCCF (as successor to Fleet (RI)), as transferor, and the Trustee.

Series 2002-A Supplement, dated as of May 8, 2002, among Fleet (RI), as servicer, FCCF, as transferor, and the Trustee.

Series 2002-B Supplement, dated as of October 31,2002, among Fleet (RI), as servicer, FCCF, as transferor, and the Trustee.

Series 2002-C Supplement, dated as of November 26, 2002, among Fleet (RI), as servicer, FCCF, as transferor, and the Trustee.

Series 2003-A Supplement, dated as of February 27, 2003, among Fleet (RI), as servicer, FCCF, as transferor, and the Trustee.